                                                                   EXHIBIT 10.25

                              CONSULTING AGREEMENT

This Consulting Agreement ("Agreement") is made and effective this 1st day of November 2004, by and between Lifebio Ltd. (Consultancy) and Phibro Animal Health Corporation, One Parker Plaza, 14th Floor, Fort Lee, NJ 07024 ("Company").

NOW, THEREFORE, Consultancy and Company agree as follows:

1. ENGAGEMENT. Company hereby engages the Consultancy for the services of David
G. McBeath (Consultant) and Consultancy accept the engagement, to provide to Company the following services: Consultant shall provide advice and assistance in connection with strategic and operational issues related to its global business.

2. TERM. Consultant shall provide services to Company pursuant to this Agreement for a term commencing as of January 1, 2005 and ending June 30, 2005 unless earlier terminated in accordance with Section 10 herein. The term of this Agreement may be extended by mutual agreement of the parties.

3. PLACE OF WORK. Consultant shall render services at Consultant's location or at such other places as may be mutually agreed as appropriate for the performance of particular services.

4. TIME. Consultant's daily schedule and hours worked under this Agreement on a given day shall generally be subject to Consultant's discretion, provided that Consultant and Company anticipate that Consultant shall work ten (10) days per month from January 1, 2005 through June 30, 2005. The Consultant will not be expected to work weekends nor to work in the United States more than 5 days per month. When the Consultant is at his Ayr location, the company will contact him between the hours of 2:00 PM and 6:00 PM Consultant's local time. Company relies upon Consultant to devote sufficient time as is reasonably necessary to fulfill the spirit and purpose of this Agreement. Consultant further agrees to be available for meetings at such times and at such locations as the Company may reasonably require.

5. PAYMENT. Company shall pay Consultancy One Thousand ((pound)1,000.00) GBP per day for the period January 1, 2005 through June 30, 2005. Payments shall be made via direct transfer on the last working day of the month into the account specified by Consultancy. Consultant shall be reimbursed for all reasonable out of pocket expenses and business class travel, evidenced by a written receipt, incurred in connection with the performance of services under this Agreement. The Company will provide Consultant an Amex Credit Card to be used for expenses incurred in this assignment. Expenses otherwise incurred shall be invoiced monthly with payment to be direct deposit to the account specified by Consultancy.

6. INTELLECTUAL PROPERTY. Consultant hereby assigns any and all rights, title and interest, including, but not limited to, patents, copyrights, trade secrets and any and all proprietary rights to any inventions, processes, creations, plans, programs, or any other material developed in the course of performance of services pursuant to this Agreement. All work performed hereunder and any and all materials, products, inventions, processes, creations, plans, programs or any other material developed or produced in the course of performance of service pursuant to this Agreement shall be the property of the Company and all title and interest therein shall vest in the Company. All such materials which would qualify for copyright protection under US copyright laws shall be deemed to be "works made for hire" under such copyright laws. Both parties acknowledge and agree, however, that Consultant shall retain the right to use its knowledge, experience, expertise and know-how for other projects for other clients notwithstanding the provisions of this Agreement. Consultant agrees to give the Company such assistance, at the Company's expense, as may be required to perfect any assignment of rights described in this Section 6.

7. PUBLICATIONS. Consultant agrees that any proposed publication written or prepared by Consultant as part of Consultant's services under the Agreement or that relates to the work performed hereunder must be reviewed and approved in writing by the Company prior to submission for publication.

8. CONFIDENTIALITY. As part of the performance of services hereunder, the Company may disclose to Consultant certain Confidential Information. "Confidential Information" for the purposes of this Agreement shall include Company's proprietary and confidential information such as, but not limited to, customer lists, business plans, marketing plans, financial information, designs, drawing, specifications, models, software, source codes and object codes.

During the term of this Agreement, and thereafter for a period of two (2) years, Consultant shall not, except as provided herein, without the prior written consent of Company, disclose to anyone any Confidential Information.

The Confidential Information will be kept confidential by Consultant and will not be used in any way detrimental to Company. The Confidential Information will not be used other than in connection with the services provided hereunder.

This Agreement will be inoperative as to such portions of the Confidential Information which (i) are or become generally available to the public through no fault or action by Consultant, (ii) are or become available to Consultant on a nonconfidential basis from a source, other than Company, provided that such source is not prohibited from disclosing such portions to Consultant by a contractual, legal or fiduciary obligation to Company, (iii) was in possession of Consultant prior to its disclosure hereunder, or (iv) has been or is independently acquired or developed by Consultant without violating any of the Consultant's obligations under this Agreement and without the use of any Confidential Information.

Company acknowledges that Consultant may have confidential information from other persons or entities and Consultant shall not be required nor expected to reveal or utilize such confidential information in the performance of the services hereunder.

9. NON-COMPETE. During the term of this Agreement, Consultant shall not directly or indirectly, either for his own account, or as a partner, shareholder, officer, director, employee, agent or otherwise; own, manage, operate, control, be employed by, participate in, consult with, perform services for, or otherwise be connected with any Medicated Feed Additive business the same as or similar to the business conducted by the Company.

10. TERMINATION. This Agreement may be terminated by either party, for any reason, upon thirty (30) days written notice to the other party.

      A. This Agreement may be terminated by Company:

            i. Without notice, if Consultant is unable to provide the consulting services by reason of temporary or permanent illness, disability, incapacity or death.

            ii. Without notice upon breach or default of any obligation of Consultant pursuant to Section 8, Confidentiality, or Section 9, Non-Compete, of this Agreement.

            iii. Upon breach or default by Consultant of any other material obligation in this Agreement, which breach or default is not cured within five (5) days of written notice from Company.

      B. Consultancy may terminate this Agreement:

            i. Upon breach or default of any material obligation of Company, which breach or default is not cured within five (5) days of written notice from Consultancy.

            ii. Without notice, if Company files protection under the federal bankruptcy laws, or any bankruptcy petition or petition for receiver is commenced by a third party against Company, any of the foregoing of which remains undismissed for a period of sixty (60) days.

11. ASSIGNMENT. Neither party shall assign or delegate this Agreement or any rights, duties or obligations hereunder to any other person and/or entity without prior express written approval to the other. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the successors, legal representatives and assignees of the parties hereto.

12. INDEPENDENT CONTRACTOR. Consultant is and throughout this Agreement shall be an independent contractor and not an employee, partner or agent of Company. Consultant shall not be entitled to nor receive any benefit normally provided to Company's employees such as, but not limited to, vacation payment, retirement, health care or sick pay. Company shall not be responsible for withholding income or other taxes from the payments made to Consultant. Consultant shall be solely responsible for filing all returns and paying any income, social security or other tax levied upon or determined with respect to the payments made to Consultant pursuant to this Agreement.

13. TOOLS AND SUPPLIES. The Company will provide the Consultant a laptop computer and US mobile telephone. Consultancy shall be solely responsible for procuring, paying for and maintaining any other tools or supplies necessary or appropriate for the performance of Consultant's services hereunder.

14. CHANGES. Consultancy agrees to promptly inform the Company of any event or change in circumstances, which could reasonable affect Consultant's ability to perform hereunder in the manner contemplated by the parties.

15. REPRESENTATIONS. Consultancy warrants and represents that it has the full right and authority to enter into this Agreement and that Consultant has no obligations or commitments inconsistent with this Agreement and/or its performance hereunder relating to Non-Competition, Confidentiality or Intellectual Property. Consultant acknowledges that no institution or employer with which Consultant is or was associated places any restriction upon Consultant's consulting activities, which would affect Consultant's performance under this Agreement.

16 NON-DISPARAGEMENT. Consultancy and Consultant agree that Consultant will not disparage or assist, encourage or induce others to disparage Company or any of its subsidiaries or affiliated entities. For the purposes of this Agreement, the term "disparage" includes, without limitation, comments or statements, whether written or oral or whether in connection with any judicial or administrative proceeding or not, which would adversely affect in any manner (i) the conduct of the business of Company or its affiliated entities (including, without limitation, any business plans or prospects) or (ii) the business reputation of Company or its affiliated entities. Consultant agrees to use his best efforts to prevent others with whom Consultant has a personal or professional relationship from disparaging Company as well. This obligation shall also survive the termination of this Agreement.

17 CONTROLLING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

18. HEADINGS. The headings in this Agreement are inserted for convenience only and shall not be used to define, limit or describe the scope of this Agreement or any of the obligations herein.

19. FINAL AGREEMENT. This Agreement constitutes the final understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, understandings and agreements between the parties, whether written or oral. This Agreement may be amended, supplemented or changed only by an agreement in writing signed by both of the parties.

20. NOTICES. Any notice required to be given or otherwise given pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by certified mail, return receipt requested or sent by recognized overnight courier service as follows:

      If to Consultancy:  Mr. David G. McBeath
                          Carwinshoch,
                          Carrick Hills,
                          Ayr KA7 4LD, Scotland

      If to Company:      Daniel A. Welch
                          Phibro Animal Health Corporation
                          One Parker Plaza, 14th Floor
                          Fort Lee, NJ 07024

21. CONFLICT. In the event of any conflict, ambiguity or inconsistency between this Agreement and any other document which may be annexed hereto, the terms of this Agreement shall govern.

22. SEVERABILITY. If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

23. SURVIVAL OF PROVISIONS. Section 6, Intellectual Property, Section 8, Confidentiality and Section 16, Non-Disparagement shall survive termination of this Agreement and remain in full force and affect.

IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first above written.

Phibro Animal Health Corporation

By: /s/ Daniel A. Welch                              /s/ David G. McBeath
    ---------------------------------                ---------------------------
     Daniel A. Welch                                      David G. McBeath
     Senior Vice President, Human Resources

                              CONSULTING AGREEMENT

This Consulting Agreement ("Agreement") is made and effective this 13th day of December 2004, by and between Lifebio Ltd. (Consultancy) and Phibro Animal Health Corporation, One Parker Plaza, 14th Floor, Fort Lee, NJ 07024 ("Company").

NOW, THEREFORE, Consultancy and Company agree as follows:

1. ENGAGEMENT. Company hereby engages the Consultancy for the services of David
G. McBeath (Consultant) and Consultancy accept the engagement, to provide to Company the following services: Consultant shall provide advice and assistance in connection with strategic and operational issues related to its global business.

2. TERM. Consultant shall provide services to Company pursuant to this Agreement for a term commencing as of July 1, 2005 and ending December 31, 2005 unless earlier terminated in accordance with Section 10 herein. The term of this Agreement may be extended by mutual agreement of the parties.

3. PLACE OF WORK. Consultant shall render services at Consultant's location or at such other places as may be mutually agreed as appropriate for the performance of particular services.

4. TIME. Consultant's daily schedule and hours worked under this Agreement on a given day shall generally be subject to Consultant's discretion, provided that Consultant and Company anticipate that Consultant shall work five (5) days per month from July 1, 2005 through December 31, 2005. The Consultant will not be expected to work weekends nor to work in the United States more than 5 days per month. When the Consultant is at his Ayr location, the company will contact him between the hours of 2:00 PM and 6:00 PM Consultant's local time. Company relies upon Consultant to devote sufficient time as is reasonably necessary to fulfill the spirit and purpose of this Agreement. Consultant further agrees to be available for meetings at such times and at such locations as the Company may reasonably require.

5. PAYMENT. Company shall pay Consultancy One Thousand ((pound)1,100.00) GBP per day for the period July 1, 2005 through December 31, 2005. Payments shall be made via direct transfer on the last working day of the month into the account specified by Consultancy. Consultant shall be reimbursed for all reasonable out of pocket expenses and business class travel, evidenced by a written receipt, incurred in connection with the performance of services under this Agreement. The Company will provide Consultant an Amex Credit Card to be used for expenses incurred in this assignment. Expenses otherwise incurred shall be invoiced monthly with payment to be direct deposit to the account specified by Consultancy. Upon satisfactory completion of the assignment, the Company shall pay the Consultant a completion bonus of Fifteen Thousand ((pound)15,000) GBP.

6. INTELLECTUAL PROPERTY. Consultant hereby assigns any and all rights, title and interest, including, but not limited to, patents, copyrights, trade secrets and any and all proprietary rights to any inventions, processes, creations, plans, programs, or any other material developed in the course of performance of services pursuant to this Agreement. All work performed hereunder and any and all materials, products, inventions, processes, creations, plans, programs or any other material developed or produced in the course of performance of service pursuant to this Agreement shall be the property of the Company and all title and interest therein shall vest in the Company. All such materials which would qualify for copyright protection under US copyright laws shall be deemed to be "works made for hire" under such copyright laws. Both parties acknowledge and agree, however, that Consultant shall retain the right to use its knowledge, experience, expertise and know-how for other projects for other clients notwithstanding the provisions of this Agreement. Consultant agrees to give the Company such assistance, at the Company's expense, as may be required to perfect any assignment of rights described in this Section 6.

7. PUBLICATIONS. Consultant agrees that any proposed publication written or prepared by Consultant as part of Consultant's services under the Agreement or that relates to the work performed hereunder must be reviewed and approved in writing by the Company prior to submission for publication.

8. CONFIDENTIALITY. As part of the performance of services hereunder, the Company may disclose to Consultant certain Confidential Information. "Confidential Information" for the purposes of this Agreement shall include Company's proprietary and confidential information such as, but not limited to, customer lists, business plans, marketing plans, financial information, designs, drawing, specifications, models, software, source codes and object codes.

During the term of this Agreement, and thereafter for a period of two (2) years, Consultant shall not, except as provided herein, without the prior written consent of Company, disclose to anyone any Confidential Information.

The Confidential Information will be kept confidential by Consultant and will not be used in any way detrimental to Company. The Confidential Information will not be used other than in connection with the services provided hereunder. This Agreement will be inoperative as to such portions of the Confidential Information which (i) are or become generally available to the public through no fault or action by Consultant, (ii) are or become available to Consultant on a nonconfidential basis from a source, other than Company, provided that such source is not prohibited from disclosing such portions to Consultant by a contractual, legal or fiduciary obligation to Company, (iii) was in possession of Consultant prior to its disclosure hereunder, or (iv) has been or is independently acquired or developed by Consultant without violating any of the Consultant's obligations under this Agreement and without the use of any Confidential Information.

Company acknowledges that Consultant may have confidential information from other persons or entities and Consultant shall not be required nor expected to reveal or utilize such confidential information in the performance of the services hereunder.

9. NON-COMPETE. During the term of this Agreement, Consultant shall not directly or indirectly, either for his own account, or as a partner, shareholder, officer, director, employee, agent or otherwise; own, manage, operate, control, be employed by, participate in, consult with, perform services for, or otherwise be connected with any Medicated Feed Additive business the same as or similar to the business conducted by the Company.

10. TERMINATION. This Agreement may be terminated by either party, for any reason, upon thirty (30) days written notice to the other party.

      A. This Agreement may be terminated by Company:

            i. Without notice, if Consultant is unable to provide the consulting services by reason of temporary or permanent illness, disability, incapacity or death.

            ii. Without notice upon breach or default of any obligation of Consultant pursuant to Section 8, Confidentiality, or
                  Section 9, Non-Compete, of this Agreement.

            iii. Upon breach or default by Consultant of any other material obligation in this Agreement, which breach or default is not cured within five (5) days of written notice from Company.

      B. Consultancy may terminate this Agreement:

            i. Upon breach or default of any material obligation of Company, which breach or default is not cured within five (5) days of written notice from Consultancy.

            ii. Without notice, if Company files protection under the federal bankruptcy laws, or any bankruptcy petition or petition for receiver is commenced by a third party against Company, any of the foregoing of which remains undismissed for a period of sixty (60) days.

11. ASSIGNMENT. Neither party shall assign or delegate this Agreement or any rights, duties or obligations hereunder to any other person and/or entity without prior express written approval to the other. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the successors, legal representatives and assignees of the parties hereto.

12. INDEPENDENT CONTRACTOR. Consultant is and throughout this Agreement shall be an independent contractor and not an employee, partner or agent of Company. Consultant shall not be entitled to nor receive any benefit normally provided to Company's employees such as, but not limited to, vacation payment, retirement, health care or sick pay. Company shall not be responsible for withholding income or other taxes from the payments made to Consultant. Consultant shall be solely responsible for filing all returns and paying any income, social security or other tax levied upon or determined with respect to the payments made to Consultant pursuant to this Agreement.

13. TOOLS AND SUPPLIES. The Company will provide the Consultant a laptop computer and US mobile telephone. Consultancy shall be solely responsible for procuring, paying for and maintaining any other tools or supplies necessary or appropriate for the performance of Consultant's services hereunder.

14. CHANGES. Consultancy agrees to promptly inform the Company of any event or change in circumstances, which could reasonable affect Consultant's ability to perform hereunder in the manner contemplated by the parties.

15. REPRESENTATIONS. Consultancy warrants and represents that it has the full right and authority to enter into this Agreement and that Consultant has no obligations or commitments inconsistent with this Agreement and/or its performance hereunder relating to Non-Competition, Confidentiality or Intellectual Property. Consultant acknowledges that no institution or employer with which Consultant is or was associated places any restriction upon Consultant's consulting activities, which would affect Consultant's performance under this Agreement.

16. NON-DISPARAGEMENT. Consultancy and Consultant agree that Consultant will not disparage or assist, encourage or induce others to disparage Company or any of its subsidiaries or affiliated entities. For the purposes of this Agreement, the term "disparage" includes, without limitation, comments or statements, whether written or oral or whether in connection with any judicial or administrative proceeding or not, which would adversely affect in any manner (i) the conduct of the business of Company or its affiliated entities (including, without limitation, any business plans or prospects) or (ii) the business reputation of Company or its affiliated entities. Consultant agrees to use his best efforts to prevent others with whom Consultant has a personal or professional relationship from disparaging Company as well. This obligation shall also survive the termination of this Agreement.

17. CONTROLLING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

18. HEADINGS. The headings in this Agreement are inserted for convenience only and shall not be used to define, limit or describe the scope of this Agreement or any of the obligations herein.

19. FINAL AGREEMENT. This Agreement constitutes the final understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, understandings and agreements between the parties, whether written or oral. This Agreement may be amended, supplemented or changed only by an agreement in writing signed by both of the parties.

20. NOTICES. Any notice required to be given or otherwise given pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by certified mail, return receipt requested or sent by recognized overnight courier service as follows:

      If to Consultancy: Mr. David G. McBeath
                         Carwinshoch,
                         Carrick Hills,
                         Ayr KA7 4LD, Scotland

      If to Company:     Daniel A. Welch
                         Phibro Animal Health Corporation
                         One Parker Plaza, 14th Floor
                         Fort Lee, NJ 07024

21. CONFLICT. In the event of any conflict, ambiguity or inconsistency between this Agreement and any other document which may be annexed hereto, the terms of this Agreement shall govern.

22. SEVERABILITY. If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

23. SURVIVAL OF PROVISIONS. Section 6, Intellectual Property, Section 8, Confidentiality and Section 16, Non-Disparagement shall survive termination of this Agreement and remain in full force and affect.

IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first above written.

Phibro Animal Health Corporation

By: /s/ Daniel A. Welch                              /s/ David G. McBeath
    --------------------------------                 ---------------------------
     Daniel A. Welch                                      David G. McBeath
     Senior Vice President, Human Resources